Exhibit 10.1.44

AMENDMENT No. 7

TO

UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE, SERVICES

AND MAINTENANCE AGREEMENT

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

This Amendment No. 7 to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement (this “Amendment”), is made effective on December 27, 2019 (the “Amendment Effective Date”), by and between AMERICAN AIRLINES, INC. (“American”), whose registered office is at 1 Skyview Dr., Fort Worth, TX 76155, and GOGO LLC (“Gogo”), whose registered office is at 111 N. Canal St., Suite 1500, Chicago, IL 60606 (collectively referred to as the “Parties” and each individually as a “Party”).

WHEREAS, the Parties have entered into that certain Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement effective February 1, 2017 (the “Unified Agreement”) for in-flight connectivity hardware, services and maintenance with respect to certain aircraft operated by American;

WHEREAS, the Parties agree to amend the Unified Agreement in connection with Gogo’s provision of services and development of software related to the SSOCP, as set forth in this Amendment; and

WHEREAS, the Parties intend that this Amendment be considered the “Definitive Agreement” contemplated by that certain Letter of Intent regarding the Development and Implementation of the American Airlines, Inc. In-Flight Connectivity Single Sign-On Common Portal dated August 31, 2017.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the Parties agree as follows:

1.	DEFINED TERMS. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Unified Agreement.

2.	DEFINITION OF SSOCP. Section 1.247 of the Unified Agreement is hereby deleted in its entirety and replaced with the following:

“1.247 “SSOCP” means Single Sign-On Common Portal (also known as American Airlines In-flight Portal or AAIP) as further described in Exhibits M and W.”

3.	SSOCP SOW. Section 1.248 of the Unified Agreement is hereby deleted in its entirety.

4.	ORDER OF PRECEDENCE. Section 2.4 of the Unified Agreement is hereby deleted in its entirety and replaced with the following:

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

1

“2.4 Order of Precedence. Except as otherwise expressly set forth in an Exhibit, in the event and to the extent of any conflict or inconsistency between the main body of this Agreement and any of the Exhibits or Appendix 1, the main body shall control and prevail. In case of any conflict between any of the Exhibits and Appendix 1, the Exhibit(s) shall control and prevail. In the event that one or more line item(s) of Appendix 1 that should be included within the main body of this Agreement and/or any of the Exhibits is omitted, the appropriate provision(s) of the main body of this Agreement and/or the Exhibits shall be adjusted to incorporate such omission(s) as mutually agreed. In such case and prior to the adjustment to the provisions of the main body of this Agreement and/or the Exhibits, Appendix 1 will be used by the Parties to define the subject contractual requirement(s).”

5.	CHANGES. The first paragraph of Section 3.3.6 of the Unified Agreement shall be deleted in its entirety and replaced with the following:

“3.3.6 Changes. Any changes to the functionality of, or Specifications relating to, the Portal or SSOCP (including any Software related to the Portal or SSOCP) shall be addressed in accordance with Exhibit X. Any other (i.e., other than those relating to the Portal) changes or deviations from the Specifications, including without limitation changes or deviations that impact delivery, price, weight, power, dimensions, cooling requirement or reliability or otherwise impact form, fit and function, must be approved by both Parties (if applicable, in accordance with the provisions of Section 4.1 or 4.2.2 of this Agreement).”

6.

RETAIL PROMOTIONAL OFFERINGS. The phrase “with respect to the period prior to the Connectivity Services Transition Date” in the second sentence of Section 10.7 of the Unified Agreement is hereby deleted.

7.	EXECUTIVE ACCOUNTS. Section 10.7.4 of the Unified Agreement is hereby deleted in its entirety and replaced with the following:

[***]

8.	NOTICE. American’s notice address set forth in Section 25.3 of the Unified Agreement is hereby deleted in its entirety and replaced with the following:

“If to American:	ATTN: Managing Director, Aircraft Programs, Tech Ops
American Airlines, Inc.
1 Skyview Drive MD 520
Fort Worth, TX 76155”

9.	PORTAL CUSTOMIZATION. The phrase “, inclusive of the description in Section 1.4 of Exhibit M” in Section 3.4 of Exhibit D to the Unified Agreement is hereby deleted.

10.	SSOCP PRICING. Section 3.5 of Exhibit D to the Unified Agreement is hereby deleted in its entirety and replaced with the following:

“3.5 SSOCP

Full SSOCP description, including NRE, management, maintenance, and other associated terms and pricing is set forth in Exhibits M and W.”

11.	SUBSCRIPTIONS. The sentence immediately following the table in Section 3.6 of Exhibit D to the Unified Agreement is hereby deleted in its entirety and replaced with the following:

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2

“Exhibits M and W set forth the terms and conditions related to validation of subscriptions under SSOCP.”

12.	PORTAL PHASES. The introductory paragraph in Exhibit I to the Unified Agreement is hereby deleted in its entirety and replaced with the following:

“This Exhibit I describes the Portal guidelines and the Portal-related operational responsibilities of both American and Gogo. For the purpose of describing the Portal guidelines and responsibilities, this Exhibit I covers the first two (2) operational phases that will govern such responsibilities, which are, in the order of their expected chronological progression: [***]. Additional Portal-related requirements related to SSOCP are set forth in Exhibit M.”

13.	WHITELISTED SITES. The word “subscription” in the second sentence of Section 1.1 of Exhibit I to the Unified Agreement is hereby deleted and replaced with “session”.

14.

PORTAL CHANGES. The phrase “using the MCP process set forth in Section 3.3.6 of the Agreement” in the second sentence of Section 1.2 of Exhibit I to the Unified Agreement is hereby deleted and replaced with “using the change control procedures set forth in Exhibit X”.

15.

SPLASH PAGE. The phrase “senses the availability of Internet connectivity” in the first sentence of Section 1.5.12 of Exhibit I to the Unified Agreement is hereby deleted and replaced with “accesses the in-flight url”.

16.

ADVERTISEMENTS. The phrase “the following advertising models” in the first sentence of Section 3.2.1 of Exhibit I to the Unified Agreement is hereby deleted and replaced with “advertising models including but not limited to the following”.

17.	PROMOTIONS/SPONSORSHIP. Section 3.3. of Exhibit I to the Unified Agreement is hereby deleted in its entirety and replaced with the following:

“3.3	Promotions/Sponsorship

Promotions and Sponsorships are limited duration offers such as free or reduced rate Internet access. American may offer promotions based on time period, routes, specific audiences, flight segments, applications or other factors. Joint Sponsorships suggested by either Party will be considered by American and subject to regulatory requirements. Promotional price changes may be addressed via promotion codes, Portal changes or any other methods as the Parties agree. Gogo will provide American promotion codes as set forth in Exhibit W. American can then utilize such promotion codes/numbers for offering its promotions or discounts to its customers. American reserves all rights to change and/or modify the elements regarding promotions and Sponsorships.”

18.	BRANDING, SPLASH PAGE AND PURCHASE PATH PAGES. The following is hereby added as the final sentence of Section 3.4 of Exhibit I to the Unified Agreement:

“During Phase 2, Sections 2.2.2, 2.2.3, 2.2.4, 2.4 and 2.5.4 shall apply at American’s direction.”

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

3

19.

EXHIBIT M. Exhibit M to the Unified Agreement is hereby deleted in its entirety and replaced with the IFC exhibit for application functionality and associated services across the SSOCP attached as Exhibit M to this Amendment.

20.	EXHIBIT V. Exhibit V to the Unified Agreement is hereby deleted in its entirety and replaced with the Proprietary Rights and Data Security Exhibit attached as Exhibit V to this Amendment.

21.	EXHIBIT W. The SSOCP exhibit for the Development, Hosting and Maintenance of the SSOCP attached as Exhibit W to this Amendment is hereby attached to the Unified Agreement as Exhibit W thereto.

22.	EXHIBIT X. The exhibit for Portal and SSOCP Change Control Procedures attached as Exhibit X to this Amendment is hereby attached to the Unified Agreement as Exhibit X thereto.

23.

CUSTOMER CARE SESSIONS. It is the intent of the Parties that the customer care requirements provided in Attachment 1 to Exhibit M to this Amendment, Attachment 1 to Exhibit W to this Amendment, and the customer care process document, include the following principles relating to customer care refunds and promotion codes issued to customers due to poor Wi-Fi experiences (it being understood that the issuance of any such refund or promotion code will be determined based upon the applicable policies procedures that are to be agreed pursuant to the terms of Exhibits M and W):

a.	[***];

b.	[***]; and

c.	[***].

The Parties shall work in good faith to make any adjustments or revisions to this Amendment or the applicable portions of the Unified Agreement as may be necessary in order to carry out the intent of the foregoing.

24.	FULL FORCE AND EFFECT. Except as amended herein, the Unified Agreement shall remain in full force and effect.

25.	EXECUTION.

a.	This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute one and the same Amendment.

b.	American and Gogo each represent and warrant to the other that the person executing this Amendment on its behalf is its duly authorized representative.

[Signature page follows]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

4

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the Amendment Effective Date.

AMERICAN AIRLINES, INC.		GOGO LLC

By:	/s/ Kevin Brickner	By:	/s/ Dave Bijur
Name:	Kevin Brickner	Name:	Dave Bijur
Title:	SVP – Tech Ops	Title:	SVP, Sales and Account Management

Signature Page to Amendment No. 7 to Unified Agreement

Exhibit M

Subscriptions and Single Sign-on Common Portal

1.	Definitions

1.1	“Application Programming Interface” or “API” shall mean the interface by which applications and services receive data across different platforms.

1.2

“Application Service Provider” or “ASP” shall mean an enterprise that develops hosts and maintains application functionality and associated services. In the context of this Agreement, ASP is a party that has been contracted by American to centrally manage Promotion Codes and American branded Subscriptions.

1.3	“IFC Provider” means any of American’s then-current in-flight connectivity providers.

1.4	“Promotion Codes” shall mean vouchers issued by American to its customers which discount the price of connectivity products.

1.5	“Purchase Path” shall mean a web page or series of web pages through which a customer can purchase connectivity products.

1.6	[***]

1.7

“Subscription” shall mean the product that enables customers to access in-flight connectivity products without the need to process a purchase transaction before each use. Payment for Subscription products is charged on a recurring basis to a customer’s credit card stored by American (or American’s designated third party).

1.8	“Subscription Migration” shall mean the process by which Gogo subscriptions are moved to the American branded Wi-Fi Subscription product.

2.	General

2.1	[***].

2.2	[***].

2.3

The Parties understand that the business and technical requirements associated with the SSOCP are subject to change. This Exhibit M is a high level definition of the functionality to be delivered as part of the SSOCP. Accordingly, the Parties understand that the requirements documents and other references included herein are valid as of the Amendment Effective Date. Such requirements documents and other references shall be updated as necessary, in accordance with the version management and change management process.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M-1

3.	Baseline Service Applications and Functionalities

3.1

Gogo’s role in the SSOCP Phase 1 Program shall be to update the Portal and back end systems using the technical documents provided by American or the ASP and as set forth in Attachment 1 to this Exhibit M.

3.2	Gogo shall provide the following baseline services and functionalities related to [***]:

3.2.1 [***]

3.2.2 [***]

3.2.3 [***]

3.2.4 [***]

3.3	Gogo shall provide the following baseline services and functionalities related to [***]:

3.3.1 [***]

3.3.2 [***]

3.3.3 [***]

3.4	Gogo shall provide the following baseline services and functionalities related to Subscriptions:

3.4.1	[***]

3.4.1.1 [***]

3.4.1.2 [***]

3.4.1.3 [***]

3.5	Gogo shall provide support and functionality to configure new products at American’s direction.

3.6	Gogo shall provide IFC Provider data feeds to American in accordance with the [***] Phase 1 IFC Provider data feed requirements.

3.7	Gogo shall provide IFC Provider reports to American in accordance with Attachment 1 to this Exhibit M.

3.8	Gogo shall modify customer care procedures as needed to address customer questions and issues in accordance with the customer care process document.

4.	Portal Design

Gogo shall implement American’s approved designs and customer messaging for the Portal as set forth in the Zeplin application and copy deck.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M-2

Attachment 1 to Exhibit M

1.	Advertising: With respect to advertising, Gogo shall:

1.1	[***]

1.2	[***]

1.3	[***]

1.4	[***]

1.5	[***]

1.6	[***]

1.7	[***]

1.8	[***]

1.8.1 [***]

1.8.2 [***]

1.8.3 [***]

2.	Ground Portal Business Continuation and Resumption: With respect to ground portal business continuation and resumption, Gogo shall:

2.1

Notify all impacted parties (e.g., American, ASP) [***] before all scheduled maintenance, which can be implemented in an alternating fashion, one data center at a time. Gogo will notify American as soon as a maintenance notification is made available by a third party in such events;

2.2	Work with all required parties to develop an escalation and notification process to address outages; and

2.3	Share plans for disaster recovery and business resumption with American upon request.

3.	Bypass Mode: With respect to bypass mode, Gogo shall:

3.1	[***]

3.2	[***]

3.3	[***]

3.4	[***]

3.5	[***]

3.6	[***]

3.7	[***]

3.8	[***]

3.8.1 [***]

3.8.2 [***]

3.8.3 [***]

3.8.4 [***]

3.8.5 [***]

3.8.6 [***]

3.8.7 [***]

3.8.8 [***]

3.8.9 [***]

3.9	[***]

4.	Customer Care: With respect to customer care, Gogo shall:

4.1	Provide customer care reports to include the following:

4.1.1 [***]

4.1.2 [***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-1

4.1.3	[***]

4.1.4	[***]

4.1.5	[***]

4.1.6	[***]

4.1.7	[***]

4.1.7.1	[***]

4.1.7.2	[***]

4.1.8	[***]

4.1.9	[***]

4.1.10	[***]

4.2	[***]

4.3	[***]

4.4	[***]

4.5	[***]

4.5.1	[***]

4.5.2	[***]

4.5.3	[***]

4.6	[***]

4.7	[***]

4.8	[***]

4.9	[***]

4.10	[***]

4.10.1	[***]

4.10.2	[***]

4.10.3	[***]

4.10.4	[***]

4.11	[***]

4.12	[***]

4.13	[***]

4.14	[***]

4.14.1	[***]

4.14.2	[***]

4.15	[***]

4.16	[***]

5.	Implementation: With respect to implementation, Gogo shall:

5.1	[***]

5.2	[***]

5.3	[***]

5.4	[***]

5.5	[***]

5.6	[***]

5.7	[***]

6.	Operations: With respect to operations, Gogo shall:

6.1	[***]

6.2	[***]

6.3	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-2

7.	Portal Pages: With respect to Portal pages, Gogo shall:

7.1	[***]

7.2	[***]

7.3	[***]

7.4	[***]

7.5	[***]

7.6	[***]

7.7	[***]

7.8	[***]

7.9	[***]

7.10	[***]

7.11	[***]

7.12	[***]

7.13	[***]

7.14	[***]

7.15	[***]

7.16	[***]

7.17	[***]

7.18	[***]

7.19	[***]

7.20	[***]

7.21	[***]

7.22	[***]

7.23	[***]

7.24	[***]

7.25	[***]

7.26	[***]

7.27	[***]

7.28	[***]

7.29	[***]

7.29.1	[***]

7.29.2	[***]

7.30	[***]

7.31	[***]

7.31.1	[***]

7.31.2	[***]

7.32	[***]

7.32.1	[***]

7.32.2	[***]

7.32.3	[***]

7.33	[***]

7.34	[***]

7.35	[***]

7.36	[***]

7.37	[***]

7.38	[***]

7.39	[***]

7.39.1	[***]

7.39.2	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-3

7.39.3	[***]

7.40	[***]

7.41	[***]

8.	Program Management: With respect to program management, Gogo shall:

8.1	[***]

8.2	[***]

8.2.1	[***]

8.2.2	[***]

8.2.3	[***]

8.2.4	[***]

8.2.5	[***]

8.2.6	[***]

8.2.7	[***]

8.3	[***]

8.4	[***]

8.5	[***]

8.6	[***]

8.7	[***]

9.	Promotion Codes: With respect to Promotion Codes, Gogo shall:

9.1	[***]

9.2	[***]

9.3	[***]

9.4	[***]

10.	Refunds: With respect to refunds, Gogo shall:

10.1	[***]

10.2	[***]

10.2.1	[***]

10.2.2	[***]

10.2.3	[***]

10.3	[***]

10.4	[***]

10.5	[***]

10.6	[***]

11.	Roaming Support: With respect to roaming support, Gogo shall:

11.1	[***]

11.2	[***]

11.3	[***]

11.4	[***]

12.	Single-Use Passes: With respect to single-use passes, Gogo shall:

12.1	[***]

12.2	[***]

12.3	[***]

12.4	[***]

12.5	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-4

12.6	[***]

12.6.1	[***]

12.6.2	[***]

12.6.3	[***]

12.6.4 [***]

12.6.5	[***]

12.7	[***]

12.7.1	[***]

12.7.2	[***]

12.7.3	[***]

12.7.3.1 [***]

12.7.3.2 [***]

12.7.3.3 [***]

12.7.3.4 [***]

12.7.3.5 [***]

12.7.3.6 [***]

12.7.4	[***]

12.7.5	[***]

12.7.6	[***]

12.7.7	[***]

12.7.8	[***]

12.8	[***]

13.	Sponsorships and Promotions: With respect to sponsorships and promotions, Gogo shall:

13.1	[***]

13.2	[***]

13.3	[***]

13.4	[***]

13.5	[***]

13.5.1 [***]

13.5.2	[***]

13.5.3	[***]

13.5.4	[***]

13.5.5	[***]

13.5.6	[***]

13.5.7	[***]

13.6	[***]

14.	System Requirements: Gogo’s system shall [***].

15.	Testing: With respect to testing, Gogo shall:

15.1	[***]

15.2	[***]

15.3	[***]

15.4	[***]

15.5	[***]

15.5.1	[***]

15.5.2	[***]

15.5.3	[***]n;

15.6	[***]

15.7	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-5

16.	Web Analytics: With respect to sponsorships and promotions, Gogo shall:

16.1	[***]

16.1.1	[***]

16.1.2	[***]

16.1.3	[***]

16.2	[***]

16.2.1	[***]

16.2.2	[***]

16.2.3	[***]

16.2.4	[***]

16.2.5	[***]

16.2.6	[***]

16.2.7	[***]

16.2.8	[***]

16.2.9	[***]

16.2.10	[***]

16.2.11	[***]

16.3	[***]

16.4	[***]

16.4.1	[***]

16.4.2	[***]

16.4.3	[***]

16.4.4	[***]

16.4.5	[***]

16.5	[***]

16.5.1	[***]

16.5.2	[***]

16.5.3	[***]

16.5.4	[***]

16.5.5	[***]

16.5.6	[***]

16.5.7	[***]

16.6	[***]

16.6.1	[***]

16.6.2	[***]

16.7	[***]

16.7.1	[***]

16.7.2	[***]

16.7.3	[***]

16.7.4	[***]

16.7.5	[***]

16.7.6	[***]

16.7.7	[***]

16.7.8	[***]

16.7.9	[***]

16.7.10	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-6

16.7.11	[***]

16.8	[***]

16.9	[***]

16.9.1	[***]

16.9.2	[***]

16.9.3	[***]

16.9.4	[***]

16.9.5	[***]

16.9.6	[***]

16.9.7	[***]

16.10	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit M Attachment 1-7

Exhibit V:

Proprietary Rights and Data Security Exhibit

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit V-1

Attachment A

Data Security for American Data

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit V-2

Schedule 1 to Exhibit

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit V-3

Schedule 2 to Exhibit

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit V-4

Attachment B

Data Security for Gogo Data

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit V-5

Exhibit W

Development, Hosting and Maintenance of the SSOCP

This Exhibit W sets forth the responsibilities of Gogo and American with respect to the development, hosting and maintenance of the SSOCP (as defined below). Capitalized terms not defined herein shall have their meanings as set forth in the Unified Agreement.

This Exhibit W has the following structure:

1.	Project Overview & Commercial Arrangement

2.	Roles & Responsibilities

3.	Project Administration

4.	Change Management

5.	Timeline, Testing & Implementation

6.	Support, Maintenance & Service Level Agreements

7.	Additional Terms

There are five attachments to this Exhibit W:

1.	Specifications

2.	Scope of Services

3.	SSOCP Timeline/Milestones

4.	Acceptance Process

5.	Source Code Components

1.	Project Overview & Commercial Arrangement

1.1	Overview. [***]

1.2	Commercial Arrangements.

1.2.1	Performed Services. Upon execution of this Exhibit W, Gogo may invoice and American shall pay [***].

1.2.2

MVP Development. The Parties agree that the MVP deliverables shall be produced by Gogo for [***]. Such deliverables must be free of Severity 1 and 2 defects as set forth in Section 6 of this Exhibit W. Such fee shall be invoiced following the demonstration and acceptance (in accordance with the acceptance criteria set forth in Attachment 4 herein) of the MVP following execution of this Exhibit W, unless entry into production service of the MVP has not occurred by January 21, 2020 and such delay is not a direct result of Gogo’s failure to perform in accordance with this Exhibit W following acceptance of the MVP, in which case such amount may be invoiced on January 21, 2020. However, if such delay is due to Gogo’s failure to perform in accordance with this Exhibit W, such fee will not be invoiced until Gogo cures such failure to American’s reasonable satisfaction.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-1

1.2.3	Change Requests. The Parties agree that any Change Requests entered by the Parties following August 1, 2019 will be subject to the payment terms set forth in such Change Request.

1.2.4

Post-MVP Development. The Parties agree that Post-MVP deliverables shall be produced by Gogo for a fee of [***]. Such deliverables shall be free of Severity 1 and 2 defects as set forth in Section 6 of this Exhibit W.

1.2.5	Annual Hosting, Operation and Maintenance. The Parties agree that, for the duration of the Exhibit W Term, American shall pay Gogo [***][***].

1.2.6	Payment Terms. Payments by American under this Exhibit W shall be in accordance with Section 13.1 of the Unified Agreement.

1.2.7

Initial SSOCP Exhibit Term. The initial term of this Exhibit W shall commence on the Amendment Effective Date and continue until the third anniversary of the Amendment Effective Date (the “Initial SSOCP Exhibit Term”), unless this Exhibit W is terminated as provided herein or in the Unified Agreement or the term is extended as provided in Section 1.2.7 in which case the term shall end on the effective date of such termination or the date to which this Exhibit W is extended (collectively, the “SSOCP Exhibit Term”).

1.2.8

Extension. This Exhibit W will automatically renew annually on the then-current terms and conditions of this Exhibit W (including no increase in the charges other than such increases as are expressly permitted by the terms of this Exhibit W) for up to two (2) successive one (1) year periods (each, a “Renewal SSOCP Exhibit Term”) unless American provides written notice of nonrenewal no less than thirty (30) calendar days prior to the expiration of the Initial SSOCP Exhibit Term or a Renewal SSOCP Exhibit Term, as applicable.

1.3

Exhibit W Structure. This Exhibit W is hereby made a part of and incorporated into the Unified Agreement, which shall govern Gogo’s provision of the SSOCP as part of the Gogo Services except as explicitly set forth herein. In the case of any conflict or inconsistency between the terms and conditions of this Exhibit W and those of the Unified Agreement, the terms and conditions of this Exhibit W shall prevail. The SSOCP and services provided under this Exhibit W shall be deemed to be “Software” and a component of the “Gogo Services” under the Unified Agreement, without regard to any requirements or conditions relating to the aircraft from which the SSOCP or such services may be accessed or to which the SSOCP or such services may relate, except to the extent the context requires otherwise. For the avoidance of doubt, the interaction and interoperability of the SSOCP and the IFC systems of IFC Providers is an essential purpose of the SSOCP and the Project, and it is the Parties’ intent that such purpose be a fundamental consideration in the determination of the existence and resolution of any such conflict or inconsistency.

2.	Roles & Responsibilities

2.1

Cooperation. American will use commercially reasonable efforts to cause cooperation from its IFC Providers, to the extent required in order for Gogo to accomplish the tasks outlined in Attachment 2 on the schedule outlined in Attachment 3. Gogo shall cooperate

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-2

with American and the IFC Providers to accomplish the tasks outlined in Attachment 2 on the schedule outlined in Attachment 3. The Parties understand that any failure with respect to such cooperation may lead to program delays. Gogo shall have no liability associated with, and shall not be responsible for, program delays that directly result from such lack of cooperation; provided that Gogo (a) provides prompt notice to American with respect to any lack of cooperation that limits Gogo’s ability to perform its obligations hereunder and (b) uses commercially reasonable efforts to continue to perform those obligations it is able to perform in the absence of such cooperation. If American or an IFC Provider fails to cooperate with Gogo, which precludes Gogo’s ability to accomplish the tasks outlined in Attachment 2 in accordance with the schedule outlined in Attachment 3, the Parties shall cooperate in good faith to make modifications to the scope of work, schedule, and acceptance criteria. In the event that American engages an IFC Provider that was not an existing IFC Provider as of the Amendment Effective Date, Gogo shall cooperate with American as required to integrate such IFC Provider into the SSOCP functionality, and any changes required in connection with such integration shall be subject to the change control procedures set forth in Exhibit X.

2.2	Gogo Responsibilities.

2.2.1

Gogo shall develop design plans for, and execute the implementation of, the SSOCP in accordance with the specifications as identified in Attachment 1 hereto (which specifications shall be deemed to be “Specifications” under the Unified Agreement applicable to the SSOCP), the Scope of Services identified in Attachment 2 hereto, and the applicable timeline and milestones identified in Attachment 3 hereto. In the event of a conflict between the Specifications identified in Attachment 1 and the Scope of Services identified in Attachment 2, the Specifications identified in Attachment 1 shall control and prevail.

2.2.2	Gogo shall perform the services and responsibilities set forth in the Scope of Services identified in Attachment 2 hereto.

2.2.3

In connection with the SSOCP development efforts, Gogo will perform integration and testing of the SSOCP consistent with the mutually agreed timelines, including fully testing the SSOCP with each Party’s and the other IFC Provider’s relevant systems, products, and services, in each case in connection with the MVP rollout and assuming that each other IFC Provider provides such cooperation, support, and resources to Gogo as may be reasonably required to accomplish the foregoing tasks.

2.2.4

Gogo shall coordinate and execute an email campaign for customers with active subscriptions prior to the launch of SSOCP to assist with the migration to an American subscription product. The plans for the program, as well as the contents of all customer communications, shall be subject to American’s prior approval. Assistance with migration campaigns for other IFC Providers is outside the scope of this Exhibit W.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-3

3.	Project Administration.

3.1

Consents, Subject Matter Experience. Each Party will (a) provide the other Party with access to subject matter resources and personnel having suitable knowledge and expertise to perform their respective project roles, (b) timely respond to the other Party’s requests for information, approvals and decisions, and (c) shall obtain all necessary consents and licenses from third parties for information, materials, hardware, or software which is to be provided by such Party or on behalf of such Party. American will use commercially reasonable efforts to facilitate access to IFC Providers’ subject matter resources and information as reasonably required by Gogo in connection with the Project. Gogo shall provide sufficient Project management staff to support its contractual obligations.

3.2

Meetings. Upon American’s reasonable request, Gogo agrees to participate in those meetings with American and other IFC Providers of which Gogo is given reasonable advance notice, at no additional charge to American. Such meetings may be conducted face-to-face at American’s headquarters or, at American’s discretion, by teleconference. Gogo will attend such meetings with the appropriate personnel. Unless otherwise required by American, Project reviews will be held at least every week during the design, development and implementation of the SSOCP. Appropriate Gogo and American executives will meet to review the Project on a bi-weekly basis until entry into production service, and periodically thereafter at American’s reasonable discretion.

3.3

Reports. The Parties will provide Project reports to one another on no less than a weekly basis to keep one another informed of the status of the Project. The Parties will mutually agree on the information to be included in, and the format of, the Project reports. As of the Amendment Effective Date, Gogo shall provide a weekly report on the status of the Project, and a bi-weekly executive summary of the general direction and overall status of the Project, in each case subject to agreement on the content and method of presentation therein. American and Provider will work together in good faith to define additional reports to be provided to one another as the SSOCP and relationship between the Parties evolves in connection with the Project.

4.	Change Management

4.1	Discretionary Changes. At its discretion, American may request changes to the SSOCP. Such changes are governed by the change control procedures outlined in Exhibit X.

4.2

Mandatory Changes. In the event a change to the SSOCP or the Specifications identified in Attachment 1 is required in order to ensure conformance with any applicable law or regulation (a “Mandatory Change”), either Gogo or American will promptly advise the other Party of the same. Gogo will identify the consequences of failing to implement such a Mandatory Change. Upon receipt of American’s approval of Gogo’s proposal to execute the Mandatory Change, which shall not be unreasonably withheld, conditioned or delayed, and completion of any testing required, Gogo will promptly make the Mandatory Changes and complete all requisite work. Following approval by American of the Mandatory Change and all pre-production testing required, the applicable Specifications shall be construed as incorporating the Mandatory Change. The costs and expenses associated with such Mandatory Change shall be allocated equitably to each of Gogo’s customers for which such Mandatory Change applies. Gogo shall be responsible for all costs and expenses (a) up to [***]for each Mandatory Change related to the Specifications, (b) for any Mandatory Change not related to the Specifications and (c) for any Mandatory Change that arises out of Gogo’s negligence or other act or omission. For any Mandatory Change related to the Specifications that do not arise out of Gogo’s negligence or other act or omission that Gogo estimates will cost (including fees and

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-4

expenses) in excess of [***], Gogo shall be responsible for the [***]of costs and expenses and the Parties shall discuss in good faith an appropriate allocation of the remaining costs and expenses between the Parties. The resolution of such discussion will be subject to a Change Request. If the Parties are unable to reach agreement regarding implementation of the Mandatory Change, American may terminate this Exhibit W without liability to Gogo by providing Gogo with thirty (30) calendar days prior written notice.

5.	Timeline

American and Gogo will participate in building the overall Project schedule, as found in Attachment 3, and will work together to adhere to the schedule. American will coordinate efforts and contributions among the IFC Providers. The Parties agree and understand that alterations to the Specifications, through Change Requests or other mechanisms, may lead to delays to the Project schedule.

6.	Support, Maintenance & Service Level Agreements

6.1

Reporting. All service level agreements (“SLA”) and service credits (“SC”) will be measured and reconciled monthly. Gogo shall provide by the twenty-first (21st) day of every month a report containing all information required to evaluate Gogo’s performance with respect to any SLA, including a reconciliation of all SLAs pertaining to the immediately-preceding month; provided that Gogo shall provide daily reporting with respect to SSOCP Availability.

6.2

Maintenance and Support. During the Exhibit W Term, Gogo shall perform maintenance to the SSOCP to ensure its continued function in accordance with the Specifications, including as necessary to correct bugs, errors and defects consistent with the relevant problem response Priority Level designations assigned below. For purposes of the table below, “Resolution” means that a defect is corrected or a Workaround is implemented. “Workaround” means a temporary solution to a defect that (a) is approved by American, (b) provides substantially similar functionality as would be experienced as if such defect were corrected, and (c) causes no material burden for American while such Workaround is in place. Upon implementation of a Resolution in the form of a Workaround in response to a Critical or Major defect, (i) any SC accruing in accordance with such defect’s original severity level shall cease, (ii) the severity level for such defect shall be deemed to be downgraded to the next severity level (i.e., a Critical defect will be downgraded to Major or a Major defect will be downgraded to Minor), and (iii) Gogo shall correct such defect within the Resolution time set forth in the table below or be subject to the SC set forth in the table below, in each case pursuant to such defect’s downgraded severity level.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-5

Priority Level	Description	Resolution Time	SC per extra day of delay beyond Resolution Time

Critical (1)	SSOCP not available for proper operational use. These are: [***]	[***]	[***]

Major (2)	Business operations impacted. These are: [***]	[***]	[***]
Minor (3)	Minor problem that does not cause a disruption to SSOCP. These are: [***]	[***]	[***]

6.3

Technical Support Response. Gogo shall notify American upon identification of a defect and shall track all such defects in a log. Upon being notified of a Critical, Major or Minor problem, Gogo will troubleshoot American’s issue for a reasonable period of time, in any event not less than thirty (30) minutes to determine root cause of any underlying issues. If the issue is the result of a Gogo defect, Gogo will provide engineering and technical support to American or a third party free of charge and correct such defect in accordance with the response times in the grid above. If the issue is a result of any other party’s defect, Gogo will provide reasonable engineering and technical support to American or a third party on a prioritized basis, with American’s prior approval, at a cost of [***] (it being understood that the Parties intend “prioritized basis” to mean that the American incidents to which the foregoing fee will apply will immediately be placed in the first position in Gogo’s queue of engineering and technical support customer incidents, and that resources will be applied thereto on a preferential basis to incidents submitted by other Gogo customers). Gogo may provide such engineering and technical support without American’s prior approval up to the number of hours equivalent to (a) [***] in fees for Critical incidents; (b) [***] in fees for Major incidents; or (c) [***]in fees for Minor incidents (collectively, the “Priority Support Cap”). In the event that the cost of such support is expected to exceed the Priority Support Cap, Gogo (i) shall provide to American as soon as reasonably practicable an estimate of the fees that will be required to resolve any such incident, (ii) shall not incur additional support hours absent American’s approval, and (iii) shall not exceed such estimate without first obtaining an updated approval from American for such excess. Gogo’s support will encompass network, infrastructure and application-level support for the full scope of MVP (excluding network components or other elements that are part of any other Party’s IFEC technology).

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-6

6.4	Service Level Agreement.

6.4.1

SSOCP Availability. The SSOCP Availability metric represents the core functionality and components, including but not limited to network, infrastructure, applications, data storage, security and privacy standards supporting all functionality included in MVP and agreed upon Change Requests (excluding elements that are part of any connectivity (IFC) technology or in-cabin network). For purposes of calculating SSOCP Availability, Gogo shall measure two separate metrics and average the two (2) numbers without weighting either metric, as follows:

6.4.1.2 [***]

6.4.1.3 [***]

6.4.2

Gogo will make the Services available to American no less than [***] of the time in any given calendar month (the “Availability Service Level”). [***] “SSOCP Availability” for any given calendar month shall be calculated by subtracting downtime caused by Unscheduled Outages from the total number of minutes in such month. An “Unscheduled Outage” means any time other than downtime due to Excluded Causes during which the Services are unavailable with no mutually acceptable workaround, irrespective of the manner in which such outage is detected.

6.4.3

Excluded Causes. The following are excluded when calculating SSOCP Availability: (a) scheduled maintenance windows when Gogo conducts normal maintenance to the extent that Gogo provides American with at least forty-eight (48) hours’ prior written notice, or (b) outages that would not have occurred but for the actions, inactions or omissions of American, its other IFC Providers, or either of their affiliates, subcontractors, agents, or employees (collectively, the “Excluded Causes”).

6.4.4

Service Level Reports. Gogo shall provide to American a monthly report which shows the actual service levels delivered compared to the monthly service levels outlined in this Section 6.4. In the event American reasonably believes that there is a discrepancy in the report provided, American may reasonably audit raw service level performance data from Gogo up to the prior one hundred eighty (180) days from the date of such request. If requested by American, Gogo shall support either onsite or a virtual audit of raw service level performance data in addition to providing what is normally contained in the monthly report in order to support and validate the levels of service reported to American in the monthly report.

6.4.5	SSOCP Availability Service Credits. Gogo shall provide to American the SSOCP Availability Service Credits set forth in the following table.

SSOCP Availability	SC	SC - Annual Cap
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-7

6.4.6

API Response Time. This metric is defined as the response time for the Gogo subscription purchase API. API response time is to measure only Gogo’s portion of API processing and excludes AAdvantage and RiM API response times when reporting subscription purchase API response time. Gogo will provide the API response times set forth in the table below.

Response Time	Compliance %	SC criteria	SC (Monthly)	SC - Annual Cap
< 1 sec	[***]	[***]	[***]	[***]
< 3 sec	[***]	[***]	[***]	[***]

6.4.7

Data Feeds. Gogo will provide the data feeds by 12 p.m. central time each day regarding the prior day’s transactions. In the event that a data feed is delivered after 12 p.m. central time, Gogo shall provide to American an SC of [***]for such late delivery and an additional SC of [***]for each subsequent [***]of delay until such data feed is delivered; provided that Gogo is permitted one (1) late data feed of up to [***]of delay per calendar month without owing such SC.

6.5

Service Credits. In the event Gogo fails to meet the monthly service levels for defect resolution, SSOCP Availability, API response time, or data feeds, Gogo will provide American with the SCs as set forth in Sections 6.2 and 6.4 up to an aggregate cap of [***]. American, in its sole discretion, may apply SCs against any payments owed to Gogo by American under any agreement between the Parties. If upon termination or expiration of this Exhibit W there are no payments owed to Gogo by American, then Gogo shall pay American the amount for all remaining SCs within [***]following such termination or expiration.

6.6

Termination. In addition to any other termination rights set forth in the Unified Agreement, American may terminate this Exhibit W upon written notice to Gogo if: (a) SSOCP Availability is less than [***]; (b) Gogo fails to meet any service level in [***]; or (c) Gogo fails to meet any service level in [***]. In the event that American terminates this Exhibit W in accordance with this Section 6.6: [***].

7.	Additional Terms

7.1

Warranty. Gogo warrants that, during the Exhibit W Term, the SSOCP shall function in accordance with the Specifications in all material respects. In the event that the SSOCP does not function in accordance with the Specifications, Gogo shall correct any such non-conformance as soon as practical but in no event later than thirty (30) calendar days after Gogo is notified of or becomes aware of such non-conformance.

7.2	Intellectual Property.

7.2.1

Except as otherwise set forth in this Section 7.2, all intellectual property developed by Gogo under this Exhibit W in connection with the development of the SSOCP (the “SSOCP IP”) shall be owned by Gogo, it being understood that this shall not apply with respect to American Data or American Confidential Information (which, including all derivatives thereof, shall be owned exclusively by American).

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-8

7.2.2

Gogo covenants and agrees to take no action, directly or indirectly, to file or to cause to be filed any suit or institute or assist in instituting any proceeding in any court or tribunal, wherever located, against American or its affiliates, or any service provider solely to the extent of their provision of services to American or its affiliates, for any claims or causes of action relating to the infringement of any patents or similar exclusionary intellectual property or proprietary rights that Gogo has obtained in the SSOCP IP, which Gogo has, had, may have or hereafter might have, known or unknown, contingent or absolute, matured or unmatured, direct or indirect, past, present or future, now existing or which might arise or accrue hereafter.

7.2.3

[***] The foregoing exclusivity will not apply to [***], and Gogo may provide each such airline with functionality that is substantially similar to the functionality provided under this Unified Agreement. Gogo acknowledges that, if it breaches (or attempts or threatens to breach) this Section 7.2.3, American may be irreparably harmed. Gogo agrees that, in addition to any other remedy to which American may be entitled at law or in equity, American shall be entitled to seek an injunction or injunctions (without the posting of any bond) to prevent breaches or threatened breaches of this Section 7.2.3 and/or to compel specific performance of this Section 7.2.3. Gogo agrees that it will not raise, and does hereby expressly waive, any defense or claim that monetary damages would provide an adequate remedy for a breach or threatened breach of this Section 7.2.3.

7.2.4	[***] No such items shall be deemed to be Gogo Technology. All such items shall be provided by Gogo to American on a periodic basis, and upon any reasonable request by American.

Example 1

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-9

7.2.5

Once complete, Gogo will provide to American the source code for the API components set forth in Attachment 5. Such source code will be treated as Gogo’s Confidential Information (subject to the license rights granted herein). Gogo shall be deemed to, and hereby does, grant American a worldwide, perpetual, irrevocable, non-exclusive, fully paid-up and royalty-free license to use such source code, in whole or in part, in connection with American’s then-current and future internal business purposes.

7.2.6

For the avoidance of doubt, all Documentation, requirements documents, compliance matrices, and other similar materials relating to the SSOCP shall be (i) owned by American (other than any Gogo responses thereto, e.g., Gogo’s responses to the Compliance Matrix), and (ii) nothing in this Exhibit W shall be deemed to prevent American’s use of such materials in connection with the development of solutions similar to the SSOCP either internally or with the other third party service providers.

7.2.7

If Gogo becomes a debtor under any section or chapter of the United States Bankruptcy Code (the “Bankruptcy Code”) and rejects the Unified Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), (a) any and all of the licensee and sublicensee rights of American arising under or otherwise set forth in this Exhibit W, shall be deemed fully retained by and vested in American as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which Gogo is the debtor; (b) American shall have all of the rights afforded to non-debtor licensees and sublicensees under Section 365(n) of the Bankruptcy Code; and (c) to the extent any rights of American, or the rights of its Affiliates or such of American’s third-party regional carriers as American may designate from time to time in its sole discretion, under this Exhibit W that arise after the termination or expiration of this Exhibit W are determined by a bankruptcy court to not be “intellectual property rights” for purposes of Section 365(n), all of such rights shall remain vested in and fully retained by American after any Bankruptcy Rejection as though this Exhibit W were terminated or expired. American shall under no circumstances be required to terminate this Exhibit W after a Bankruptcy Rejection to enjoy or acquire any of its rights under this Exhibit W.

7.3	Safeguarding Data.

7.3.1

Gogo shall establish and maintain reasonable contractual and technical safeguards that are designed to protect confidential and/or propriety information of the other IFC Providers from unauthorized access, use and/or disclosure by Gogo and/or its subcontractors throughout Gogo’s performance of the services under this Exhibit W. Gogo shall be responsible, and liable to American pursuant to Section 7.4, for any such unauthorized use and/or disclosure as a result of (a) any failure by Gogo (or its subcontractors) to implement, maintain and/or comply with such safeguards, and/or (b) Gogo’s (or its subcontractors’) gross negligence, recklessness or willful misconduct (collectively, “Gogo Indemnifiable Misuse”).

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-10

7.3.2

American shall undertake, and cause the other IFC Providers, to implement the necessary contractual and technical safeguards designed to restrict and protect all confidential and/or proprietary information of Gogo (including, but not limited to, any systems, products and services and performance information) from unauthorized access, use and/or disclosure by the other IFC Providers and/or third parties, and shall be responsible and liable to Gogo pursuant to Section 7.4, for any such unauthorized access, use and/or disclosure as a result of (a) any failure by American or such IFC Provider (or their subcontractors) to implement, maintain and/or comply with such safeguards, and/or (b) American’s or such other IFC Providers’ (or their subcontractors’) gross negligence, recklessness or willful misconduct (collectively, “Gogo Information Misuse”).

7.4	Indemnification.

7.4.1

In addition to Gogo’s indemnification obligations set forth in Section 21.1 of the Unified Agreement, Gogo hereby indemnifies and agrees to defend and hold harmless the American Indemnified Parties from and against any and all third party claims, allegations, demands, actions, liabilities, damages, losses, expenses, suits, proceedings, assessments, fines, penalties and/or judgements (including without limitation all attorney’s fees, costs and expenses in connection therewith) (collectively “Claims”) arising out of or resulting from (a) any claim that the use by American of any deliverables or services provided and received under, and used in accordance with, this Exhibit W infringes or misappropriates any patent, copyright, trade secret, trademark or other proprietary or intellectual property right or (b) the unauthorized use or disclosure of any confidential and/or proprietary information of any IFC Provider as a result of any Gogo Indemnifiable Misuse with respect to such information.

7.4.2

In addition to American’s indemnification obligations set forth in Section 21.2 of the Unified Agreement, American shall indemnify Gogo for any Claims arising out of or resulting from any unauthorized use or disclosure of any confidential and/or proprietary information of Gogo as a result of any Gogo Information Misuse with respect to such information.

7.5	Termination.

7.5.1

In addition to any other termination rights set forth in the Unified Agreement, American may, in its sole discretion, for convenience and with or without cause, terminate this Exhibit W, in whole or in part, upon [***] calendar days’ prior written notice to Gogo.

7.5.2

American’s right to terminate the Unified Agreement as set forth in Sections 18.5 and 18.6 of the Unified Agreement may be exercised by American specifically in application to this Exhibit W, rather than to the Unified Agreement as a whole.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-11

7.6	Domain Name.

7.6.1

Upon American’s request following the termination or expiration of this Exhibit W, at no charge to American, Gogo shall transfer and assign to American all right, title, interest and goodwill in or associated with the URL [***] (the “Domain Name”) together with any unregistered or registered trademarks, service marks, copyrights directly related to the Domain Name. Additionally, Gogo shall execute any instruments that American reasonably requests that are required to effectuate or otherwise perfect the Domain Name transfer.

7.6.2

Gogo represents and warrants that, as of the Amendment Effective Date Gogo (a) has registered the Domain Name with GoDaddy.com, LLC without committing fraud or misrepresentations and (b) has the authority to transfer the Domain Name unencumbered.

7.6.3

In connection with such transfer, Gogo shall cooperate with American and perform such actions as American may reasonably require in order to effectuate the transfer of the Domain Name registration in a timely manner. Specifically, Gogo agrees to prepare to transmit the necessary GoDaddy.com, LLC registration deletion template and/or to correspond with GoDaddy.com, LLC to authorize transfer of the Domain Name.

7.7

Order of Precedence. In the event of a conflict between the terms and conditions included in the body of this Exhibit W and the terms and conditions included in any of the attachments hereto, the order of precedence shall be: (a) Exhibit W; (b) the attachments to Exhibit W, with the exception of Attachment 2 to Exhibit W, and (c) Attachment 2 to Exhibit W.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W-12

Attachment 1 to Exhibit W

Specifications

1.	Definitions

1.1	“Application Programming Interface” or “API” shall mean the interface by which applications and services receive data across different platforms.

1.2

“IFC Portal” shall mean the user interface hosted by Gogo or the applicable IFC Provider which is accessed by customers in flight, in order to access various entertainment and connectivity products provided by Gogo or the IFC Provider.

2.	General

2.1	[***].

2.2	[***].

2.3	[***].

2.4

The Parties understand that the business and technical requirements associated with the SSOCP are subject to change. This Attachment 1 to Exhibit W is a high level definition of the functionality to be delivered as part of the SSOCP. Accordingly, the Parties understand that the requirements documents and other references included herein are valid as of the date of this Unified Agreement. Such requirements, documents and other references shall be updated as necessary, in accordance with version management and the change management process described in Section 4 of Exhibit W.

3.	Baseline Service Applications and Functionalities

3.1	Gogo shall provide the baseline services and functionalities related to Promotion Codes as set forth below:

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.2	Gogo shall provide the baseline services and functionalities related to in-flight connectivity Subscriptions as set forth below:

3.2.1	[***]

3.2.2	[***]

3.2.2.1	[***]

3.2.2.2	[***]

3.2.2.3	[***]

3.2.3	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 1-1

3.2.4	[***]

3.3	Gogo shall provide the baseline services and functionalities related to on the ground Subscriptions as set forth below:

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]

3.3.3.1	[***]

3.3.3.2	[***]

3.3.4	[***]

3.3.5	[***]

3.3.6	[***]

3.4	Gogo shall provide the baseline services and functionalities related to Subscription renewals as set forth below:

3.4.1	[***]

3.4.2	[***]

3.4.3	[***]

3.4.4	[***]

3.5	Gogo shall provide data feeds to American in accordance with the SSOCP data feed requirements document.

3.6	Gogo shall provide reports to American in accordance with Attachment 2 to Exhibit W, Scope of Service.

3.7	Gogo shall modify customer care procedures as needed to address customer questions and issues related to American branded Subscriptions in accordance with the customer care process document.

4.	On-The-Ground Purchase Portal Design

Gogo shall implement American’s approved designs and customer messaging for the on-the-ground purchase portal as set forth in the Zeplin application and copy deck.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 1-2

Attachment 2 to Exhibit W

Scope of Services

1.	Business Continuation and Resumption: With respect to business continuation and resumption, Gogo shall:

1.1

Protect and ensure data integrity by maintaining secondary instances of the relevant materials in its vendor’s hosted environment such that in the event of a business interruption, Gogo can make commercially reasonable efforts to return to service by use of such secondary instances into production, provided that the vendor is able to transition services to a hosted environment that is not experiencing an interruption. Gogo will back-up data on a daily basis and seek to restore data lost during any interruption;

1.2

Provide a process for real-time monitoring and reporting of (near real-time) availability to American its service and data center locations twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year;

1.3	Work with all required parties to develop an escalation and notification process to address outages;

1.4

Create and maintain a business continuity plan, including plans for disaster recovery and business resumption. This plan shall be reviewed with American upon request, and shall include, at a minimum, (a) a scheduled test activation of the plan at least once a year on an ongoing basis, the results of which shall be shared at a summary level with American, (b) coverage for the SSOCP and all supporting services and applications hosted by Gogo or any providers sub-contracted by Gogo, and (c) that Gogo’s solution as it relates to SSOCP will at all times be an active/active solution;

1.5

In the event of a disaster or other interruption in the SSOCP services, implement the business continuity plan in accordance with its terms and requirements, including the RTO and data integrity requirements; and

1.6

Notify all impacted parties (e.g., American, IFC Provider, payment facilitator) forty-eight (48) hours before all scheduled maintenance, which can be implemented in an alternating fashion, one (1) data center at a time.

2.	Customer Care: With respect to customer care, Gogo shall:

2.1

Develop and maintain a twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year customer care center to address customer complaints and refunds and/or questions using American’s guidance to create a standard script. Gogo shall track all issues in real-time that affect availability and/or performance. Specifically, the customer care center shall:

2.1.1	Provide assistance in English, a 1-800 phone number and a U.S. toll number based in North America managed by trained representatives, live chat, FAQs, and an email address;

2.1.2

Include a customer focused centralized desk to expedite call in specialty help areas and to handle all other issues (e.g., access, software/functionality, account management, hardware/connection device, billing);

2.1.3	Support creation of tickets from inbound emails from customers, American, or the IFC Provider;

2.1.4	Target “best practices” including call center answer times of eighty percent (80%) of the calls answered in thirty (30) seconds or less and emails responded to within sixteen (16) hours or less; and

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-1

2.1.5	Provide customer with contact information to American’s Customer Relations when an issue is determined to be owned by American;

2.2

Collect aircraft-specific details (when available) from the IFC Provider for subscription purchases including unique identifier (email), tail number (Gogo tail only), flight number (Gogo tail only), city pairing (Gogo tail only), IFC products/technology (e.g., ATG, ATG4, 2Ku, Ku, Ka) (Gogo tail only), and collect customer-specific details for subscription purchases including AAdvantage number, order number, and transaction date;

2.3

Provide read-only access to all ticketing systems utilized for tracking problems, issues, and occurrences that affect availability and performance on a twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year basis via online BIA application;

2.4	Provide to American the following reports:

2.4.1

Customer care reports that include resolution item (i.e., successful versus deferred), resolution time, compensation description (i.e., Promotion Code or refund), detailed summary of the complaint, detailed summary of Gogo’s response, number of chats by in-air or on-ground, chat time, customer data (first name, last name and email address), and problem description;

2.4.2	A daily detailed report of actual customer complaints and a summary report at the end of the month; and

2.4.3	A categorization summary of live chat complaints on a monthly basis;

2.5	Enable customer care tickets to be tagged with final resolution even in cases where resolution is outside of the Gogo’s control so that American and Gogo can generate reports; and

2.6

Provide a complete production ready copy of user information (e.g., instructions, customer care and rates) for insertion into the in-flight magazine and/or seat back card for use at American’s discretion.

3.

Escalation and Troubleshooting: With respect to escalation and troubleshooting, Gogo shall work with American to define an escalation process to address Gogo’s troubleshooting, identification of the problem, repair of the problem, estimation of time before normal services can resume, identification of when normal services have resumed, post mortem investigation, root cause analysis, and lessons learned implementation plan for future mitigation.

4.

Implementation Phase: With respect to the implementation phase, Gogo shall provide American with a list of open defects, prioritized by severity, seven (7) calendar days prior to the program software freeze date and provide American and the IFC Provider the ability to interface with Gogo’s staging and production environments.

5.	Operations: With respect to operations, Gogo shall:

5.1	Work with American to propose a deployment strategy;

5.2	Notify all potentially affected customer care entities of rollouts, deployments, outages and other maintenance activities;

5.3	Ensure American has the ability to change pricing for subscription products without requiring a software change;

5.4	Work with the IFC Provider to define a change management process to ensure no impact to the service; and

5.5	Provide a single point of contact to review and address operational issues on a regular basis.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-2

6.	Program Management: With respect to program management, Gogo shall:

6.1

Provide dedicated program management and other support as needed with appropriate skillsets to support all phases throughout the life of the program including, but not limited to, requirements, design, development, integration, testing, implementation, and ongoing operational support;

6.2

Provide a list of planned resources in support of development for this effort as well as roles/responsibilities no later than ITCM and forecast future needs and work proactively to ensure resources are in place when needed; and

6.3	Provide dedicated resource(s), including a dedicated program manager, during the design, development and testing phases to document, track, and manage design requirements and test plans.

7.	Promotion Codes: With respect to Promotion Codes, Gogo shall:

7.1	Centrally manage all Promotion Codes, using a manual process and ensure that all Promotion Codes can be validated across all IFC Providers and are validated and tracked at the time of redemption;

7.2	Provide for the generation of Promotion Codes with the following varieties:

7.2.1	$ off up to one hundred percent (100%);

7.2.2	% off up to one hundred percent (100%);

7.2.3	effective date, and

7.2.4	expiration date;

7.3	Support Promotion Codes with the following attributes:

7.3.1	identification code;

7.3.2	lot number for grouping (e.g., generated batch, campaign);

7.3.3	effective date;

7.3.4	value (e.g., $ off up to one hundred percent (100%) or % off up to one hundred percent (100%)); and

7.3.5	expiration date;

7.4	Restrict the redemption of Promotion Codes by the following parameters:

7.4.1	number of allowed redemptions;

7.4.2	effective date; and

7.4.3	expiration date;

7.5	Define types of Promotion Codes with any string of sixteen (16) characters or less (e.g., 1-3402320925);

7.6	Provide Promotion Code reporting on the following parameters:

7.6.1	creation date;

7.6.2	expiration date;

7.6.3	when redeemed;

7.6.4	where redeemed (e.g., flight number, IFC Provider); and

7.6.5	lot number; and

7.7	Uniquely assign a name to a batch.

8.	Purchase Path Pages and Process: With respect to purchase path pages and process, Gogo shall:

8.1

Follow the Graphical Requirements Document (GRD) or American’s approved design in the sketch file for the design of the purchase path pages and provide and implement an account login page, a payment page, and a confirmation page and that the pages display all applicable terms. A pre-filled copy deck should be sent for review and feedback after the design is finalized, ensuring American has one (1) month to review and provide feedback;

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-3

8.2

Incorporate industry standard practices of responsive web design (i.e., generally supported resolutions, aspect ratios) including access to live chat for customer support (specific layout and which customer care group are to be determined during design);

8.3	Have the ability to process subscription sales and refund customers for subscriptions;

8.4

Ensure pages display two email form fields, disable the autocomplete feature and require that the user type in the email twice (excluding when an email is pulled from AAdvantage) to ensure the correct email is confirmed as per the sketch file;

8.5	Support one (1) set of AAdvantage login credentials, which is a unique ID (email, AAdvantage number, or username), last name and password;

8.6	Receive and display pricing and guarantee that pricing changes are reflected on the pages and appear within a configurable time (monthly) as defined by American the Unified Agreement;

8.7

Support desktop and mobile operating systems and Internet browsers and/or operating systems with greater than or equal to seven percent (7%) market penetration in the US market based on industry standards, including, but not limited to, Internet Explorer, Microsoft Edge, Apple Safari, Mozilla Firefox, Google Chrome, Android, Apple iOS, MacOS, and Windows;

8.8

Display and support purchases via major credit cards and debit cards (run as credit cards) including, but not limited, Visa, MasterCard, Discover, AMEX, Diners Club and JCB and ensure all transactions are in U.S. Dollars;

8.9	Email a receipt to the customer, using the aa.com domain name once the subscription purchase, refund, and cancellation transactions have been completed;

8.10

Receive information (e.g., origin, and destination) from the IFC Provider and submit service invoices separate from the IFC Provider’s invoice through IATA InvoiceWorks (details to be determined by American);

8.11

Validate the following credit card elements (at a minimum) prior to sending to the payment facilitator for processing; (a) bin number (i.e., the first six (6) digits identifying MasterCard, Visa, etc.) and (b) expiration date;

8.12	Ensure compliance with credit card industry standards (e.g., Payment Card Industry Data Security Standard) and any of the above listed credit card company guidelines; and

8.13

Display standardized error messaging on the purchase path pages including display appropriate messaging when certain functionality is unavailable including, but not limited to, requesting the customer to try again later.

9.	Refunds: With respect to refunds, Gogo shall:

9.1	[***]

9.2	[***]

9.3	[***]

9.4	[***]

10.	Reporting: With respect to reporting, Gogo shall:

10.1

Maintain all reporting, which will feed into American’s Data Warehouse system and continue to work with American to ensure all reporting is reconciled against these SLAs and contractual agreements before submitting invoices for payment;

10.2

Ensure reporting includes new subscriptions, existing subscriptions, executive accounts, tester accounts, and Promotion Codes and that the data can be dissected by aircraft and fleet type, IFC products/technology, tail number, origin, destination, product type, time and day of flight, and purchase location (e.g., in air, on ground);

10.3	Provide American with itemized daily usage, marketing and sales data for subscriptions, including the following:

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-4

10.3.1	usage (click-through rates and page views);

10.3.2	sales (processed payments);

10.3.3	for purchases in the air include cancellations, volume, subscription and payment type, aircraft and fleet type, date, flight number, origin, and destination; and

10.3.4	for purchases on the ground include volume, subscription and payment type, date, redemptions, unique and total users, refunds, chargebacks, and renewals;

10.4	Report immediately via email in cases of unavailability of customer support systems (e.g., live chat) and issues affecting customer experience; and

10.5

Report on declined transactions (i.e., the inability to complete the purchase with the detailed reason) on a monthly basis at an aggregate level and deliver to American subscription revenue reports no later than forty-five (45) calendar days after close of the month.

11.	Subscriptions: With respect to subscriptions, Gogo shall:

11.1

Support American subscriptions as defined in the initial product/pass list and be flexible to support future products which are an extension of existing products on a case-by-case basis. Monthly and annual subscription durations, auto-renewing subscriptions, and various pricing subscriptions (e.g., $0 for executive and tester accounts) shall be supported;

11.2

Ensure the ability to manage different types of subscriptions, including regular subscriptions (fee based and require auto renewals), executive subscriptions (free of charge and do not require auto renewal), tester subscriptions (free of charge and do not require auto renewal), one device and two device subscriptions;

11.3

Transition all existing executive and working team member accounts to AAdvantage accounts with a zero (0) dollar cost and no session cost charge to American. Any new account requests will be supported using the same process currently used for new account set-up, which requires American to supply new user email addresses to Gogo. Usage of the accounts will follow guidelines set forth in Section 10.7.4 of the Unified Agreement;

11.4

Collect and store a customer’s subscription information including but not limited to, CUPID (email address of a customer is not stored but is pulled and displayed from the customer’s AAdvantage account using the CUPID ID), date subscription was purchased, and subscription auto-renewal date;

11.5

Ensure a customer has an AAdvantage account in order to purchase a subscription product and utilize a stored payment on a customer’s AAdvantage profile for auto-renew, both domestic only and domestic and international subscriptions may be automatically renewed;

11.6

Provide customers with a self-serve cancel option and selectable reasons to cancel a subscription (including do not use enough, bought wrong product, and technical problems). Ensure cancellation will affect the following billing cycle and on but will not affect the current billing cycle (it is understood that this item 11.6 shall be delivered by Gogo as part of the Post-MVP Deliverables, but that all fees relating thereto are included within the fees payable for the MVP Deliverables, and no additional fees shall be due);

11.7

Track subscriptions purchased by source (on the ground / in the air) and provide subscription reporting on purchase date and type grouping/summaries and provide a summary of unique subscriptions validated/purchased by flight, IFC Provider, details of purchases per month on the ground and in the air (broken down by hour, day, week), and summary of purchases per month on the ground and in the air;

11.8	Set the billing day of month for a subscription to the day of month the subscription was initially purchased;

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-5

11.9

Ensure subscriptions become active at the time of purchase and notify and work with the IFC Provider upon a customer’s successful subscription purchase to ensure the customer has a seamless experience (e.g., no double login) with subscription usage/purchases;

11.10	Ensure Subscription Life Cycle management includes creation, maintenance and archiving;

11.11	Validate all data prior to sending a request for payment or refund to the payment facilitator; and

11.12

Validate that the credit card used for the purchase or from the last month’s billing is still in the AAdvantage member’s profile and notify the customer via email when subscription is cancelled due to the credit card not being in the AAdvantage member’s profile. Provide appropriate messaging to the customer, if purchase/rebilling or refund is rejected by the payment facilitator.

12.	System Requirements: With respect to system requirements, Gogo shall:

12.1

Ensure its system integrates with American’s system to provide accounting/reconciliation reports with transaction level granularity (it is understood that this item 12.1 will be subject to a CR and shall be delivered by Gogo as part of the Post-MVP Deliverables after the requirements have been finalized);

12.2

Utilize UTC as a single synchronized source of time and ensure the API includes the data elements needed by the ASP to perform the subscription and/or promotion validation including, flight number, origin and destination;

12.3

Gogo’s system shall interface with American’s system using the documentation supporting the four (4) APIs as defined by American and interface with the IFC Provider’s system using the API documents as defined by the ASP to support the functionality for subscription validation, promo code validation, and financial transactions requests;

12.4	Gogo’s system shall interface with the payment processor system using API documentation as defined by the payment processor;

12.5	The ASP shall provide an email notification to American regarding the ASP’s system downtime and recovery status; and

12.6

The implementation methods, architecture and development will allow the Portal to continuously comply with all applicable governmental laws for website accessibility, including Website Content Accessibility Guidelines 2.0 and Section 508 of the Rehabilitation Act, as amended, including the use of applicable tools to scan each webpage for errors and warnings that indicate a component within a webpage is not complaint with industry standard for such accessibility.

13.	Testing: With respect to testing, Gogo shall:

13.1

Follow an Agile methodology, with iteration frequency and solution demo dates and provide a staging environment where content changes can be verified before pushing an update to the production environment;

13.2

Implement onsite testing capabilities for American to test all Gogo delivered software before being released and ensure software is not released unless American passes the Customer Acceptance Test (“CAT”); and

13.3

Implement remote testing capabilities, on a twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year basis upon receiving a schedule request from American, for American and the IFC Provider to test all ASP delivered software before being released for test, stage and production.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-6

14.	Transmitted Data: With respect to transmitted data, Gogo shall retain American owned data for a minimum of three (3) years.

15.	Web Analytics: With respect to web analytics, Gogo shall:

15.1	Report shall report web analytics on key traffic and performance metrics such as browser, platform (PED, OS), application, and purchase path pages;

15.2	Retain usage data for at least thirty-seven (37) months; and

15.3

Ensure web analytics is provided for ground-based purchase path page including page visits, page views, and click-throughs and provide web analytics reports to American by the tenth (10th) business day of the following month. Reports shall be exportable in PDF and CSV.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 2-7

Attachment 3 to Exhibit W

SSOCP Timeline / Milestones

Gogo shall deliver the SSOCP MVP program in accordance with the following target milestones:

Milestone		Target completion date
1	Development and unit testing complete	[***]

2	Integration complete (ViaSat, Panasonic)	[***]

3	Full end-to-end testing (Gogo)	[***]

4	American Customer Acceptance Testing	[***]

5	Subscription Migration launch	[***]

6	SSOCP launch	[***]

7	Data feeds Wave 1	[***]

8	Data feeds Wave 2	[***]

The above milestones are based on the following assumptions:

•	ViaSat and Panasonic support is provided in a timely manner such that integration completes on plan; and

•	American conducts customer acceptance testing as scheduled.

The following Deliverables will be provided by Gogo per the indicated milestone:

Graphics Design Interface	Milestone
Portal Design	[***]

Ground Based Subscription Purchase	[***]

SSOCP Functionality

AAdvantage Integration: American API for AAdvantage validation and credit cards retrieval	[***]

Subscription Purchase: API, Payment Processing Functionality, Connection with RiM	[***]

Subscription Validation: API, Validation Rules and Logic	[***]

Promo code Validation: API, Validation Rules and Logic	[***]

Subscription Management: Auto renewal process, customer messaging, etc.	[***]

Database

Subscriptions	[***]

Promo codes	[***]

Subscription Migration

Deliverables	[***]

Data feeds Wave 1

Subscription Purchase data feed	[***]

Subscription Refunds data feed	[***]

Subscription Cancellations data feed	[***]

Data feeds Wave 2

Single Pass Return data feed	[***]

Session Events data feed	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 3-1

Flight Performance data feed	[***]

Settlement Events data feed	[***]

Single Pass Purchase data feed	[***]

Flight Info data feed	[***]

Reports

SLA Reporting	[***]

Web Analytics	[***]

Other in Compliance Matrix (see attached)	[***]

Documentation

Requirements Documents

Process Documentation

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 3-2

Attachment 4 to Exhibit W

Acceptance Process

American will conduct acceptance testing in accordance with the milestones set forth in Attachment 3 to this Exhibit W in order to determine whether the Deliverables meet the Acceptance Criteria. For purposes of this Attachment 4, “Acceptance Criteria” shall mean that, with respect to each Deliverable, such Deliverable does not contain (a) any Critical or Major defects, or (b) multiple Minor defects that, taken together, constitute a material deviation from the Specifications.

Within five (5) business days of completion of acceptance testing with respect to each Deliverable, American’s Tech Ops team will notify Gogo in writing (it being understood that an email to a Gogo-designated representative shall suffice) either with a “Non-Acceptance Notice” or an “Acceptance Notice” for such Deliverable. If American has not provided either of the foregoing notices within the applicable time period, then the Deliverables will be deemed accepted.

If American delivers a Non-Acceptance Notice to Gogo in accordance with the foregoing paragraph, Gogo shall have two (2) business days to submit an action plan to American to correct the concern, which plan shall include the time period required to complete the activities in such plan. American shall respond to Gogo’s action plan within two (2) business days to approve or modify the action plan. Gogo shall commence such approved or modified action plan within two (2) business days or as otherwise mutually agreed by the Parties, and shall perform in substantial conformance to such plan. Upon completion of any such plan, Gogo shall resubmit such Deliverable to American, and the previous paragraph shall then apply to such Deliverable as a new submission, provided that no new action plan shall be required unless the applicable non-conformance is unrelated to the existing plan, and instead Gogo will update the prior plan with any needed changes (including but not limited to an updated timeline). Notwithstanding the above, at any point in the acceptance process American may, in its discretion, accept any Deliverable notwithstanding the presence of any open defect(s).

Upon any acceptance, all unresolved defects, if any, shall be immediately subject to the SLAs set forth in Section 6 of Exhibit W. To the extent that American knows of a defect, American shall provide Gogo with specific notice thereof.

In the event that Gogo is unable to correct the concern following two (2) cycles of the above remediation effort and American does not accept the SSOCP Deliverables, American (a) may terminate this Exhibit W and Gogo shall not proceed with the launch of subscription migration and (b) shall be entitled to a refund of any fees associated with any such rejected Deliverable.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 4-1

Attachment 5 to Exhibit W

Source Code Components

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit W Attachment 5-1

Exhibit X

Portal and SSOCP Change Control Procedures

1.	Introduction

This Exhibit X describes the change control procedures to be followed by the Parties when either Party wishes to make a change to the functionality of, or Specifications relating to, the Portal or SSOCP (including any Software related to the Portal or SSOCP).

2.	Change Control

2.1

American may, at any time, request that Gogo provide an estimate of the cost to implement a change (which may be in the form of a general range, if requested) to the functionality of, or Specifications relating to, the Portal or SSOCP (including any Software related to the Portal or SSOCP). Gogo shall provide such estimate as soon as reasonably practicable.

2.2

American may, at any time by written order, request changes to the functionality of, or Specifications relating to, the Portal or SSOCP (including any Software related to the Portal or SSOCP) (a “Change Request” or “CR”). For each Change Request, Gogo shall prepare and submit to American within fourteen (14) calendar days (or as otherwise agreed) of such Change Request, with American’s reasonable cooperation and provision of any information reasonably requested by Gogo, a written report (a “Change Proposal”). At a minimum, each Change Proposal shall contain:

2.2.1	the estimated costs associated with implementing the Change Request;

2.2.2	the preliminary estimated work duration and estimated completion date, which shall be subject to American’s submission of additional Change Request(s) of higher priority;

2.2.3	any anticipated impact on existing Service Levels;

2.2.4	any anticipated impact on other systems; and

2.2.5	an initial analysis of the potential risks, including legal or regulatory compliance issues, if any, to American or Gogo if the change is not implemented.

2.3

Once submitted by Gogo, American shall review the Change Proposal and as soon as reasonably practicable do one of the following no later than fourteen (14) calendar days (or as otherwise agreed) after the Change Proposal is submitted by Gogo:

2.3.1	American may accept the Change Proposal, in which case the Change Proposal shall be signed by the authorized representatives and the change implemented;

2.3.2

American may accept the Change Proposal, with modification agreed by Gogo or after consolidation of other changes agreed by Gogo that may merit combination to the best interests of American. If such modifications occur Gogo will be asked to revise the costs and schedule estimates prior to implementing the change; or

2.3.3	American may notify Gogo that it does not wish to proceed with the change, in which case no further action shall be taken in respect of the Change Proposal.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit X-1